                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the  incorporation  by reference in this  Registration
Statement on Form N-1A of the  Oppenheimer  Principal  Protected Trust II of our
report dated March 21, 2003, relating to the financial  statements of Main Place
Funding,  LLC, which appears in Main Place Funding,  LLC's Annual Report on Form
10-K for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Charlotte, North Carolina
November 6, 2003

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the  incorporation  by reference in this  Registration
Statement on Form N-1A of the  Oppenheimer  Principal  Protected Trust II of our
report dated January 15, 2003,  relating to the financial  statements of Bank of
America  Corporation,  which  appears  in Bank of America  Corporation's  Annual
Report on Form 10-K for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Charlotte, North Carolina
November 6, 2003